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                                                                  Exhibit 10.4

                        Non-Plan Stock Option Agreement
                        -------------------------------

                      NITINOL MEDICAL TECHNOLOGIES, INC.

                      NONSTATUTORY STOCK OPTION AGREEMENT


1.   Grant of Option.
     ---------------

     This Agreement evidences the grant by Nitinol Medical Technologies, Inc., a Delaware corporation (the "Company") on February 27, 1998 to Dr. Morris Simon, a director of the Company (the "Optionee"), of an option to purchase, in whole or in part, on the terms provided herein, a total of 25,000 shares of common stock, $.001 par value per share, of the Company ("Common Stock") (the "Shares") at $10.50 per Share, subject to adjustment as hereinafter provided. Unless earlier terminated, this option shall expire ten (10) years from the date of grant (the "Final Exercise Date").

     It is intended that the option evidenced by this Agreement shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended and any regulations promulgated thereunder (the "Code").
Except as otherwise indicated by the context, the term "Optionee", as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.   Vesting.
     -------

     Except in the event the right to exercise this option is accelerated pursuant to the provisions of Section 5 hereof, this option will first become exercisable upon the first commercial sale of a product whose manufacture, use or sale is covered by the Patent (as defined below) or by a corresponding foreign patent (or by any reissue, reexamination or extension of the Patent or any corresponding foreign patent). As used herein, the term "Patent" shall mean a United States patent for the Nitinol Septal Repair device based on U.S. patent application entitled "Daisy Occluder and Method for Septal Defect Repair" (Application Serial No. 08/697,837) or any continuation, continuation-in-part or divisional thereof.

3.   Exercise of Option.
     ------------------

     Each election to exercise this option shall be in writing in the form of the attached Notice of Exercise, signed by the Optionee, and received by the Company at its principal office, accompanied by payment in full. Payment shall be made by delivery of cash, bank certified or cashier's checks, irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or proceeds to pay the

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exercise price (the Company having determined to permit this manner of exercise whether or not the Optionee is an employee at the time of exercise and whether or not the Optionee is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended) or by any other manner acceptable to the Company. This option may be exercised in whole or in part from time to time, and the Optionee may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share.

4.   Adjustment of Number of Option Shares.
     -------------------------------------

     The number and class of shares covered by this option, and the exercise price per share thereof (but not the total price), shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a split or consolidation of shares or any like capital adjustment, or the payment of any stock dividend. Any adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

5.   Acquisition Events
     ------------------

     Upon the occurrence of an Acquisition Event (as defined below), this option will become exercisable in full whether or not the requirements of Section 2 have been satisfied.

     An "Acquisition Event" shall mean: (a) any merger or consolidation of the Company with or into another entity other than a merger or consolidation as a result of which the voting securities of the Company outstanding immediately prior thereto represent immediately thereafter (either by remaining outstanding or by being converted into securities of the surviving or acquiring entity) more than 50% of the total voting power of the outstanding voting securities of the surviving or acquiring entity, or (b) the sale, lease, exchange or transfer of all or substantially all of the Company's assets.

6.   Reorganizations, etc.
     ---------------------

     If any reorganization or reclassification of the capital stock of the Company, or recapitalization of the Company, or distribution by the Company (by dividend or otherwise) to all holders of its Common Stock of assets (including securities and evidences of indebtedness, but excluding any stock dividend referred to in Section 4 and any dividend paid in cash out of the earned surplus or capital surplus of the Company), or consolidation or merger of the Company with or into another entity, or sale of all or substantially all of the assets of the Company (each of the foregoing being referred to as an "Extraordinary Event") shall be effected, then, as a condition of such Extraordinary Event, lawful and adequate provision shall be made whereby

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the Optionee shall thereafter have the right to purchase and receive upon the terms and conditions herein specified (and, if the outstanding shares of Common Stock are being converted or exchanged as a result of such Extraordinary Event, in lieu of the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon exercise of this option) such securities or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of this option had such Extraordinary Event not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the Optionee to the end that the provisions hereof (including, without limitation, provisions for adjustments of the exercise price and of the number of Shares purchasable upon the exercise of this option) shall thereafter be applicable, as nearly as may be, in relation to any securities or property thereafter deliverable upon the exercise hereof. The Company shall not effect any such consolidation or merger unless, prior to or contemporaneously with the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or merger shall assume by written instrument executed and delivered to the Optionee, the obligation to deliver to the Optionee such securities or property as, in accordance with the foregoing provisions, the Optionee may be entitled to purchase or receive.

7.   Certain Notices.
     ---------------

     In the event of:

     (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

     (b) any capital reorganization of the Company, any reclassification of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or any consolidation or merger of the Company with or into any other entity; or

     (c) any voluntary or involuntary dissolution, liquidation or winding up of the Company,

then, and in each such event, the Company will give to the Optionee a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, and (ii) the estimated date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation

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or winding up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable on such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up. Such notice shall be mailed prior to the date specified in such notice on which any such action is to be taken at a time comparable to the time such notice generally is mailed to holders of options to purchase Common Stock of the Company.

8.   Exercise by Exchange of Purchase Rights.
     ---------------------------------------

     In addition to and without limiting the rights of the Optionee, this option (or any portion thereof) may be exercised by exchanging purchase rights which are then exercisable hereunder for a number of shares of Common Stock having an aggregate Market Value (as defined below) on the date immediately preceding such exercise equal to the difference between (a) the Market Value of the number of Shares subject to the purchase rights thus exchanged and (b) the aggregate exercise price otherwise payable by the Optionee hereunder for such Shares.
Upon any such exercise, the number of Shares purchasable upon exercise of this Option shall be reduced by the number of Shares subject to the purchase rights thus exchanged and, if a balance of Shares remains after such exercise, this option will continue thereafter to be exercisable for such balance of Shares.
No payment of any cash or other consideration shall be required in connection with any such exercise. Such exchange shall be effective upon the date of receipt by the Company of a written request signed by the Optionee that the exchange pursuant to this Section be made, or at such later date (on or prior to the Final Exercise Date) as may be specified in such request. No fractional shares arising out of the above formula for determining the number of Shares issuable in such exchange shall be issued, and the Company shall in lieu thereof make payment to the Optionee of cash in the amount of such fraction multiplied by the Market Value per share of the Common Stock on the date of the exchange.

     As used herein, "Market Value" shall mean, with respect to any securities, the last sales price, regular way, on the last trading day on which such securities were traded immediately preceding the date of determination, or, in case no such sale takes place on such day, the average of the closing "bid" and "asked" prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the securities are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which the securities are listed or admitted to trading, or, if the securities are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high "bid" and low "asked" prices in the over-the-counter market, as reported by the National

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Association of Securities Dealers, Inc. Automated Quotations System or such other system then in use, or, if on any such date the securities are not quoted by any such organization, the average of the closing "bid" and "asked" prices as furnished by a professional market maker making a market in the securities, or, if no such prices were reported or can be determined, such value as the Company and the Optionee may agree, or, failing such agreement, such value as may be determined by binding arbitration before a single arbitrator sitting in Boston, Massachusetts under the commercial rules of the American Arbitration Association (any cost of arbitration to be shared equally by the Company and the Optionee). In no event, however, shall the Market Value of any such securities be reduced or discounted on account of the fact that such securities may represent a minority interest in the issuer or may not be freely transferable, or for any other reason.

9.   Reservation of Option Shares; Authorizations.
     --------------------------------------------

     The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of issue upon exercise of this option, a number of its duly authorized shares of Common Stock equal to the total number of Shares issuable hereunder, and upon such issuance all Shares shall be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof. The Company shall use its reasonable best efforts to obtain any authorization, consent, approval or other action by, and shall make any filing with, any court or administrative body that may be required under applicable state securities laws or otherwise in connection with the issuance of Shares upon exercise of the option; and, if, despite such efforts, the Company is unable to obtain any such authorization, consent, approval or other action, the Company shall promptly take such other action, in consultation with the Optionee, as may be necessary in order to permit the lawful exercise of the option and issuance of such Shares.

10.  No Impairment.
     -------------

     The Company shall not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but shall at all times in good faith assist in the carrying out of all the provisions of this option and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Optionee against impairment.


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11.  Governing Law.
     -------------

     This Agreement shall be construed, interpreted and enforced in accordance with the laws of the Commonwealth of Massachusetts.

12.  Legend.
     ------

     The Optionee consents to the placement of any legend required by applicable state securities laws and of a legend substantially in the form as follows on each certificate representing the Stock:

          "THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, EXCHANGED OR OTHERWISE DISPOSED OF UNLESS (1) A REGISTRATION STATEMENT UNDER SUCH ACT IS THEN IN EFFECT WITH RESPECT THERETO, (2) A WRITTEN OPINION FROM COUNSEL FOR THE ISSUER OR OF OTHER COUNSEL FOR THE HOLDER REASONABLY ACCEPTABLE TO THE ISSUER HAS BEEN OBTAINED TO THE EFFECT THAT NO SUCH REGISTRATION IS REQUIRED, OR (3) A "NO ACTION" LETTER OR ITS THEN EQUIVALENT HAS BEEN ISSUED BY THE SECURITIES AND EXCHANGE COMMISSION TO THE EFFECT THAT NO SUCH REGISTRATION IS REQUIRED IN CONNECTION THEREWITH."

13.  Transferability of Option.
     -------------------------

     This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Optionee, either voluntarily or by operation of law. Notwithstanding the foregoing, this option may be assigned or transferred, in whole or in part, (i) to the Optionee's spouse, issue and/or a trust for the benefit of the Optionee's spouse and/or issue if said spouse, issue and/or trust agree to be bound in writing to the terms and conditions of this Agreement, provided that the transferee provides written notice of such assignment to the Company and (ii) by will or the laws of descent and distribution.

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     IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.

                                  Nitinol Medical Technologies, Inc.


Dated: February 27, 1998               By: /s/  Theodore I. Pincus
                                           -----------------------------------
                                           Name:   Theodore I. Pincus
                                           Title:  Chief Financial Officer

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                             OPTIONEE'S ACCEPTANCE

     The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof.

                         Optionee:


                         /s/ Morris Simon
                         --------------------------------
                         Name:    Dr. Morris Simon
                         Address: 8 Otis Place
                                  Boston, MA  02108

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                               NOTICE OF EXERCISE
                               ------------------


     The undersigned, pursuant to a Non-Statutory Stock Option Agreement (the "Agreement") between the undersigned and Nitinol Medical Technologies, Inc. (the "Company"), hereby irrevocably elects to exercise purchase rights represented by the Agreement, and to purchase thereunder _______ shares (the "Shares") of the Company's common stock, $.001 par value ("Common Stock"), covered by the Agreement and herewith makes payment in full therefor.

     1. If the sale of the Shares or the resale thereof has not, prior to the effective date of exercise hereof, been registered pursuant to a registration statement filed and declared effective under the Securities Act of 1933, as amended (the "Act"), the undersigned hereby agrees, represents, and warrants that:
          (a) The undersigned is acquiring the Shares for his or her own account (and not for the account of others), for investment and not with a view to the distribution or resale thereof;
          (b) By virtue of his or her position, the undersigned has access to the same kind of information which would be available in a registration statement filed under the Act;
          (c) The undersigned is a sophisticated investor;
          (d) The undersigned understands that he or she may not sell or otherwise dispose of the Shares in the absence of either (i) a registration statement filed under the Act or (ii) an exemption from the registration provisions thereof; and

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          (e) The certificates representing the Shares may contain a legend to the effect of subsection (d) of this Section 1.

     2. If the sale of the Shares and the resale thereof has been registered pursuant to a registration statement filed and declared effective under the Act, the undersigned hereby represents and warrants that he or she has received the applicable prospectus and a copy of the most recent annual report, as well as all other material sent to stockholders generally.

     3. The undersigned acknowledges that the number of shares of Common Stock subject to the Agreement is hereafter reduced by the number of shares of Common Stock represented by the Shares.

                              Very truly yours,

                              _______________________________________
                              Morris Simon


                              Social Security No._______________________
                              Address:  8 Otis Place
                                        Boston, MA  02108

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